SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2003


                            AMERIVEST PROPERTIES INC.
                            -------------------------
        (Exact name of small business issuer as specified in its charter)



          Maryland                       1-14462                 84-1240264
          --------                       -------                 ----------
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)

          1780 South Bellaire Street Suite 100, Denver, Colorado 80222
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 297-1800
                                 --------------
                        (Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of Phoenix Office Building. On February 6, 2003, we acquired the Southwest Gas Building (the "Property"). The Property is located in Phoenix, Arizona and contains 147,660 rentable square feet on 7.38 acres of land. The purchase price for the Property was $17,000,000, which was paid with $11,900,000 from our revolving credit facility from Fleet National Bank (the "Fleet Facility") and $5,100,000 from a term loan also from Fleet National Bank (the "Fleet Term Loan").

     The Property was purchased from LAFP Phoenix, Inc. (the "Seller"), an unaffiliated party. The purchase price of the Property was determined through negotiations between the Seller and us.

     The draw on the Fleet Facility, which occurred on February 6, 2003, represents the third draw on a $42,000,000 revolving credit facility from Fleet National Bank. The Fleet Facility was increased from $30,000,000 to $42,000,000 prior to the acquisition of the Property. The first draw was used to purchase the Centerra building located in Denver, Colorado; the second draw was used to purchase the Chateau Plaza building located in Dallas, Texas; and the Fleet Facility is cross-collateralized by mortgages on all three properties. The outstanding balance on the Fleet Facility as of April 22, 2003 is $40,357,660. The Fleet Facility bears interest at LIBOR plus 275 basis points, due in monthly installments of interest only, with the principal balance and accrued interest due on November 12, 2005. This loan may be prepaid at any time without penalty.

     The Fleet Term Loan represents a short-term loan from Fleet National Bank. The Fleet Term Loan bears interest at LIBOR plus 500 basis points, due in monthly installments of interest only, with the principal balance and accrued interest due on August 6, 2003.

     For a more complete description of this transaction, please see the Agreement of Purchase and Sale between us and the Seller dated November 18, 2002 (the "Purchase Agreement"), a copy of which is attached hereto as Exhibit 2.1, and our press release dated February 7, 2003, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

        Independent Auditors' Report                                        F-1

        Statement of Revenue and Certain Expenses for the year ended
        December 31, 2002                                                   F-2

        Notes to Statement of Revenue and Certain Expenses                  F-3

(b) Unaudited Pro Forma Financial Information:

        Pro Forma Financial Information (unaudited)                         F-5

        Pro Forma Consolidated Balance Sheet as of December 31, 2002
        (unaudited)                                                         F-6

        Pro Forma Consolidated Statement of Operations for the year
        ended December 31, 2002 (unaudited)                                 F-7

        Notes to Pro Forma Consolidated Financial Statements (unaudited)    F-8

        Statement of Estimated Taxable Operating Results and Cash to be
        Made Available by Operations for the year ended December 31,
        2002 (unaudited)                                                    F-10

        Note to Statement of Estimated Taxable Operating Results and Cash
        to be Made Available by Operations (unaudited)                      F-11

(c) Exhibits:

Exhibit Number      Exhibit Title
--------------      -------------
2.1                 Agreement of Purchase and Sale between AmeriVest Properties
                    Inc. and LAFP Phoenix, Inc. dated November 18, 2002
                    (Southwest Gas Building)*

10.1 First Amendment to Revolving Credit Agreement between AmeriVest Properties Inc. and Fleet National Bank, as administrative agent, and the lenders party thereto, dated February 6, 2003*

10.2 Revolving Credit Note by AmeriVest Properties Inc. to Fleet National Bank, as agent, dated February 6, 2003*

10.3 Term Loan Agreement between AmeriVest Properties Inc. and Fleet National Bank, as administrative agent, and the lenders party thereto, dated February 6, 2003*

10.4 Term Note by AmeriVest Properties Inc. to Fleet National Bank, as agent, dated February 6, 2003*

99.1                Press Release dated February 7, 2003*

* Previously filed as an exhibit to AmeriVest's Form 8-K filed with the Securities and Exchange Commission on February 21, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AMERIVEST PROPERTIES INC.


April 22, 2003
                                              By: /s/ D. Scott Ikenberry
                                              ----------------------------------
                                              D. Scott Ikenberry
                                              Chief Financial Officer

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
AmeriVest Properties Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Southwest Gas Office Building in Phoenix, Arizona (the "Property") for the year ended December 31, 2002. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of AmeriVest Properties Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Southwest Gas Office Building for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.


                                               /s/ KPMG LLP
                                               ------------
                                                   KPMG LLP


Denver, Colorado
April 11, 2003

                          SOUTHWEST GAS OFFICE BUILDING
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2002




REVENUE:
     Rental revenue                                                   $3,087,240
     Other revenue                                                       104,930
                                                                      ----------

                    Total revenue                                      3,192,170
                                                                      ----------

CERTAIN EXPENSES:
     Operating expenses                                                  399,628
     Repairs and maintenance                                             247,835
     Utilities                                                           290,850
     Real estate taxes                                                   385,198
     Management fees                                                      89,126
                                                                      ----------

                    Total expenses                                     1,412,637
                                                                      ----------

EXCESS OF REVENUE OVER CERTAIN
     EXPENSES                                                         $1,779,533
                                                                      ==========






                 See accompanying notes to financial statement.

                          SOUTHWEST GAS OFFICE BUILDING
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                                DECEMBER 31, 2002


NOTE 1 - BASIS OF PRESENTATION

     The accompanying statement of revenue and certain expenses reflects the operations of the Southwest Gas Office Building (the "Property"). The Property consists of a single office building located in Phoenix, Arizona and contains 147,660 rentable square feet on 7.38 acres of land. As of December 31, 2002, the Property had an occupancy rate of 92%.

     The Property was acquired by AmeriVest Properties Inc. and subsidiaries ("AmeriVest") from an unrelated party on February 6, 2003 for $17,000,000, which was paid with $11,900,000 from a revolving credit facility with Fleet National Bank and $5,100,000 from a term loan also from Fleet National Bank. In addition, AmeriVest incurred approximately $60,000 in related acquisition fees and costs, which are capitalized as a cost of acquiring the property.

     The accounting records of the Property are maintained on the accrual basis. The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - OPERATING LEASES

     The Property's revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases.

     Future minimum rental payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002, are as follows:

            Year Ending December 31:
                 2003                             $ 2,836,430
                 2004                               2,195,680
                 2005                               2,095,922
                 2006                               1,559,657
                 2007                               1,501,150
                 Thereafter                         2,501,917
                                                  -----------
                                                  $12,690,756
                                                  ===========


     Tenant reimbursements of operating expenses are included in other revenue on the accompanying statement of revenue and certain expenses.

     One tenant, a regional utility company, accounted for 46.1% of the rental revenues for the year ended December 31, 2002 and accounts for 75.5% of the future minimum rental payments described above. This tenant leases 60,046 square feet through a direct lease which expires on August 31, 2009.

     A second tenant, a vocational training school operator, accounted for 15.1% of the rental revenues for the year ended December 31, 2002 and accounts for 3.1% of the future minimum rental payments described above. This tenant leases 27,752 square feet through a direct lease which expires on October 31, 2003.

                            AMERIVEST PROPERTIES INC.
                         PRO FORMA FINANCIAL INFORMATION
                                   (unaudited)


     The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of the Property by AmeriVest.

     The unaudited pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and the Property. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements and notes thereto should be read in conjunction with the historical financial statements included in AmeriVest's previous filings with the Securities and Exchange Commission.


                                           AMERIVEST PROPERTIES INC.
                                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                               DECEMBER 31, 2002
                                                  (unaudited)


                                                                             Acquisition
                                                             AmeriVest      of Southwest          Pro Forma
                                                           (Historical)     Gas Building          Combined
                                                           -------------    -------------       -------------
ASSETS
   Investment in real estate-
      Land                                                 $  20,730,999    $   2,350,000 (b)   $  23,080,999
      Building and improvements                              124,861,852       14,314,586 (b)     139,176,438
      Furniture, fixtures and equipment                          467,188             --               467,188
      Tenant improvements                                      2,969,044             --             2,969,044
      Tenant leasing commissions                               2,339,876          395,414 (b)       2,735,290
      Less: accumulated depreciation and amortization         (6,383,631)            --            (6,383,631)
                                                           -------------    -------------       -------------

         Net investment in real estate                       144,985,328       17,060,000         162,045,328
                                                           -------------    -------------       -------------

   Cash and cash equivalents                                   2,318,566         (120,559)(a)       2,198,007
   Escrow deposits                                             2,335,519             --             2,335,519
   Investment in unconsolidated affiliate                      1,390,560             --             1,390,560
   Due from related party                                      3,257,826             --             3,257,826
   Due from unconsolidated affiliate                             217,578             --               217,578
   Accounts receivable                                           286,691             --               286,691
   Deferred rent receivable                                      671,737             --               671,737
   Deferred financing costs, net                               1,243,907          331,841 (c)       1,575,748
   Prepaid expenses, escrows and other assets                    475,875             --               475,875
                                                           -------------    -------------       -------------

                    Total Assets                           $ 157,183,587    $  17,271,282       $ 174,454,869
                                                           =============    =============       =============

LIABILITIES
   Mortgage loans and notes payable                        $ 106,094,232    $  17,000,000 (c)   $ 123,094,232
   Accounts payable and accrued expenses                       1,333,230             --             1,333,230
   Due to related party                                        1,051,390             --             1,051,390
   Accrued real estate taxes                                   1,714,594          190,942 (b)       1,905,536
   Prepaid rents, deferred revenue and security deposits       1,656,507           80,340 (b)       1,736,847
   Dividends payable                                           1,437,834             --             1,437,834
                                                           -------------    -------------       -------------

                    Total Liabilities                        113,287,787       17,271,282         130,559,069
                                                           -------------    -------------       -------------

STOCKHOLDERS' EQUITY
   Common stock                                                   11,060             --                11,060
   Capital in excess of par value                             55,247,483             --            55,247,483
   Distributions in excess of accumulated earnings           (11,362,743)            --           (11,362,743)
                                                           -------------    -------------       -------------

                    Total Stockholders' Equity                43,895,800             --            43,895,800
                                                           -------------    -------------       -------------

     Total Liabilities and Stockholders' Equity            $ 157,183,587    $  17,271,282       $ 174,454,869
                                                           =============    =============       =============


                                See accompanying notes to financial statements.

                                                      F-6

                                          AMERIVEST PROPERTIES INC.
                               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                        YEAR ENDED DECEMBER 31, 2002
                                                 (unaudited)


                                                          Historical
                                                 ----------------------------
                                                                   Southwest     Pro Forma           Pro Forma
                                                  AmeriVest      Gas Building   Adjustments          Combined
                                                 ------------    ------------   ------------       ------------

REAL ESTATE OPERATING REVENUE
   Rental revenue                                $ 16,385,965    $  3,192,170   $       --         $ 19,578,135
                                                 ------------    ------------   ------------       ------------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                            3,935,774         938,313           --            4,874,087
      Real estate taxes                             1,628,455         385,198           --            2,013,653
      Management fees                                 173,011          89,126        (89,126)(d)        173,011
   General and administrative expenses              1,755,104            --             --            1,755,104
   Advisory and capital project fees                1,367,380            --             --            1,367,380
   Impairment of investment in real estate            275,000            --             --              275,000
   Interest expense                                 4,144,231            --        1,064,532 (e)      5,208,763
   Depreciation and amortization expense            3,362,508            --          458,821 (f)      3,821,329
                                                 ------------    ------------   ------------       ------------

                                                   16,641,463       1,412,637      1,434,227         19,488,327
                                                 ------------    ------------   ------------       ------------

OTHER INCOME/(LOSS)
   Interest income                                    164,519            --             --              164,519
   Equity in loss of unconsolidated affiliates        (66,295)           --             --              (66,295)
                                                 ------------    ------------   ------------       ------------

                                                       98,224            --             --               98,224
                                                 ------------    ------------   ------------       ------------

NET (LOSS) INCOME                                $   (157,274)   $  1,779,533   $ (1,434,227)      $    188,032
                                                 ============    ============   ============       ============

NET (LOSS) INCOME PER COMMON
   SHARE
     Basic                                       $      (0.02)                                     $       0.02
                                                 ============                                      ============

     Diluted                                     $      (0.02)                                     $       0.02
                                                 ============                                      ============

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                          9,341,608                                         9,341,608
                                                 ============                                      ============

     Diluted                                        9,501,117                                         9,501,117
                                                 ============                                      ============


                               See accompanying notes to financial statements.

                                                     F-7

                            AMERIVEST PROPERTIES INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)


NOTE 1 - BASIS OF PRESENTATION

     The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of the Property by AmeriVest.

     The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of December 31, 2002 as adjusted for the acquisition of the Property as if the transaction had occurred on December 31, 2002.

     The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2002 combines the historical operations of AmeriVest with the historical operations of the Property as if the transaction had occurred on January 1, 2002.

     These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

NOTE 2 - PRO FORMA ADJUSTMENTS

     The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

(a) The net cash paid for the Property consists of the following:

           Purchase price                               $ 17,000,000
           Estimated acquisition costs                        60,000
           Loan origination fees                             331,841
           Less: mortgage loan                           (11,900,000)
           Less: term loan                                (5,100,000)
           Less: credit for accrued real estate taxes       (190,942)
           Less: credit for security deposits                (80,340)
                                                        ------------
           Cash paid                                    $    120,559
                                                        ============

(b) The purchase price of the Property was allocated to the assets and liabilities based on estimated fair values.

(c) Of the $17,000,000 in debt used to acquire the Property, $11,900,000 represents the third draw on a $42,000,000 revolving credit facility from Fleet National Bank (the "Fleet Facility") and $5,100,000 represents a short-term loan also from Fleet National Bank (the "Fleet Term Loan"). The Fleet Facility bears interest at LIBOR plus 275 basis points, due in monthly installments of interest only, with the principal and accrued interest due on November 12, 2005. This loan may be prepaid at any time without penalty. The Fleet Term Loan, a six-month loan, bears interest at LIBOR plus 500 basis points, due in monthly installments of interest only, with the principal and accrued interest due on August 6, 2003. For purposes of these pro forma consolidated financial statements, it was assumed that the term on the Fleet Term Loan was extended after the expiration of its initial six-month term. AmeriVest paid a 1.50% loan restructuring fee on the increase in the Fleet Facility from $30,000,000 to $42,000,000, a 2% loan origination fee on the Fleet Term Loan and additional loan costs, which have been capitalized and are being amortized over the life of the loans.

(d) Due to AmeriVest being internally managed beginning January 1, 2002, there would be no management fee expense with respect to the Property. Adjustment to management fees is as follows:
                                                            Year Ended
                                                         December 31, 2002
                                                         -----------------
          Management fees paid to third parties              $   --
          Less: historical management fees                    (89,126)
                                                             --------
          Pro forma adjustment                               $(89,126)
                                                             ========


(e) Interest expense to be recognized related to the Fleet Facility and Fleet Term Loan. Includes loan interest (assumed interest rates of 4.54% and 6.79% for the Fleet Facility and Fleet Term Loan, respectively) and the amortization of the loan restructuring and origination fees.

(f) Depreciation and amortization expense calculated assuming a 40-year useful life for the building and 4-year useful life for tenant leasing commissions.

NOTE 3 - EARNINGS PER SHARE

     Pro forma earnings per common share for the year ended December 31, 2002 is computed based on the weighted average number of common shares outstanding during the periods presented.

                            AMERIVEST PROPERTIES INC.
                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (unaudited)


     The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by AmeriVest (including the operations of the Property) based upon the pro forma consolidated statement of operations for the year ended December 31, 2002. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying note, which should be read in conjunction herewith.



Revenue                                                            $ 19,299,845
                                                                   ------------

Expenses
     Operating expenses                                               4,874,087
     Real estate taxes                                                2,013,653
     Management fees                                                    173,011
     General and administrative expenses                              1,755,104
     Interest expense                                                 5,208,763
     Depreciation and amortization expense                            2,478,434
                                                                   ------------

                    Total expenses                                   16,503,052
                                                                   ------------

Estimated Taxable Operating Income                                    2,796,793

     Add: Depreciation and amortization expense                       2,478,434
     Less: Advisory and capital project fees                         (1,367,380)
                                                                   ------------

Estimated Cash to be Made Available by Operations                  $  3,907,847
                                                                   ============

                           AMERIVEST PROPERTIES INC.
            NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                                   (unaudited)


NOTE 1 - BASIS OF PRESENTATION

     Depreciation has been estimated based upon an allocation of the purchase price of the Property to land (14%) and building (86%) and assuming (for tax purposes) a 39-year useful life for the building applied on a straight-line method.

     No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.